UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EMERSON RADIO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMERSON RADIO CORP.

3 UNIVERSITY PLAZA, SUITE 405

HACKENSACK, NEW JERSEY 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 16, 2016

Dear Stockholder:

As a stockholder of Emerson Radio Corp., you are hereby given notice of and invited to attend in person or by proxy our Annual Meeting of Stockholders to be held at the law offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, NY 10019, on Wednesday, November 16, 2016, at 10:00 a.m. (local time).

At this year’s stockholders’ meeting, you will be asked to (i) elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, (ii) ratify the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2017, (iii) conduct an advisory vote to approve our executive compensation for the fiscal year ended March 31, 2016, and (iv) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR each of the proposals listed. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our common stock as of the close of business on October 24, 2016 are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ Duncan Hon
Duncan Hon Secretary

Hackensack, New Jersey

October 26, 2016

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

EMERSON RADIO CORP.

3 University Plaza, Suite 405

Hackensack, New Jersey 07601

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 16, 2016

To Our Stockholders:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board of Directors” or “Board”) of Emerson Radio Corp., a Delaware corporation (“Emerson” or the “Company”), to be used at our Annual Meeting of Stockholders to be held at the law offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, NY 10019, on Wednesday, November 16, 2016, at 10:00 a.m. (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on October 24, 2016 are entitled to vote at our annual meeting. We expect to begin mailing this proxy statement and the enclosed proxy card to our stockholders on or about October 26, 2016.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 16, 2016.

Our proxy materials, including our Proxy Statement for the Annual Meeting, 2016 Annual Report to Stockholders (which contains our Annual Report on Form 10-K for the year ended March 31, 2016) and proxy card, are available on the Internet at http://www.astproxyportal.com/ast/02008.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 27,129,832 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.

The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all matters other than the election of directors. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (NYSE), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. There is no right to cumulate votes in the election of directors. As a result, abstentions and “broker non-votes” will not affect the outcome of the vote on this proposal. The election of directors is not considered to be a “routine” matter and brokers are not permitted to vote on this matter if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote the shares.

Assuming that a quorum is present, the ratification of the appointment of MSPC Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) as our independent registered public accountants for the fiscal year ending March 31, 2017, the advisory vote for the approval of executive compensation of our named executive officers, and approval of any other matter that may properly come before the annual meeting will require that an affirmative vote of a majority of the total votes be cast on these proposals, in person or by proxy, to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes”, if any, will not affect the outcome of the vote on these proposals. The proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence the Company does not expect that there will be a significant number of broker non-votes on such proposal.

As of the record date, S&T International Distribution Limited (“S&T”), which is a wholly owned subsidiary of Grande N.A.K.S. Ltd., which is a wholly owned subsidiary of The Grande Holdings Limited (“Grande”), collectively have the shared power to vote and direct the disposition of 15,243,283 shares, or approximately 56.2%, of the Company’s outstanding common stock. Accordingly, the Company is a “controlled company” as defined in Section 801(a) of the NYSE MKT Company Guide.

The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for: (i) the nominees for the Board of Directors identified herein, (ii) the ratification of the appointment of MSPC as independent registered public accountants of Emerson for the fiscal year ending March 31, 2017, and (iii) the approval of executive compensation of our named executive officers. The Company’s Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The Company has designated Duncan Hon and Andrew L. Davis as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to the Company and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein, (ii) the ratification of the appointment of MSPC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2017, (iii) the approval of executive compensation of our named executive officers and, at the discretion of the proxies designated by the Company, on any other matter that may properly come before the annual meeting or any adjournment(s).

You have the unconditional right to revoke your proxy at any time prior to the voting at the annual meeting by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, the Company will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices located at 3 University Plaza, Suite 405, Hackensack, New Jersey 07601, and will also be made available to stockholders present at the meeting.

PROPOSAL I: ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

On October 7, 2016, the Board of Directors nominated the following individuals, each of whom currently serves as a member of the Company’s Board of Directors, for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified: Christopher Ho, Duncan Hon, Michael Binney, Kareem E. Sethi, and Kin Yuen. The Company has appointed Mr. Ho to serve as Chairman of the Board. All nominees have consented to serve if elected and the Company has no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Company’s Board of Directors may recommend, (ii) the Company’s Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Company’s Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees as of October 26, 2016, is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by Emerson.

Name	Age	Director Since	Principal Occupation or Employment
Christopher Ho	66	2016

Christopher Ho, a director of the Company and the Chairman of the Board since June 2016, brings his extensive knowledge of the Company and experience in consumer electronics, international trade and corporate finance to the Board of Directors. Mr. Ho served as the Company’s Chairman of the Board from July 2006 through November 2013 and he currently serves as Chairman of Lafe Corporation Limited, a company listed on the Singapore Exchange. Mr. Ho previously was a director of The Grande Holdings Limited (“Grande”), a Hong Kong-based group of companies engaged principally in the licensing of trademarks and distribution of consumer electronics products, from October 1991 to February 2016. Grande indirectly, through a wholly-owned subsidiary, beneficially owns the controlling interest in the Company’s outstanding common stock. Mr. Ho graduated from the University of Toronto in 1974. He is a Chartered Professional Accountant, Chartered Accountant and Chartered Management Accountant of Canada. He is also a Certified Public Accountant in Hong Kong and a member of the Hong Kong Institute of Certified Public Accountants. He was a partner in an international accounting firm before joining Grande and has extensive experience in distribution, licensing, manufacturing, international trade and corporate finance.

Based on Mr. Ho’s experience in consumer electronics, international trade and corporate finance, the Board of Directors believes that he is well qualified to serve as a director of the Company.

Duncan Hon	55	2009

Duncan Hon, a director of the Company since February 2009, has been the Company’s Chief Executive Officer since August 2011 and, prior to that, was the Company’s Deputy Chief Executive Officer since November 2009. Since June 2016, Mr. Hon has also served as the Company’s Secretary. Since May 2016, Mr. Hon serves as the Chief Executive Officer and an executive director of Grande and he serves as a director and Vice Chairman of the Board of Sansui Electric Co. Ltd., which was delisted from the Tokyo Stock Exchange in May 2012. Mr. Hon served as a director of Grande from January 2011 until March 2013, at which time he resigned as a director of Grande. In addition to his employment with the Company, Mr. Hon is also an employee of a subsidiary of Grande which is engaged in trademark licensing. He is a member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants.

Based on Mr. Hon’s role as Chief Executive Officer of the Company and his experience in consumer electronics, management and accounting, the Board believes that he is well qualified to serve as a director of the Company.

Name	Age	Director Since	Principal Occupation or Employment
Michael Binney	57	2016

Mr. Binney, a director of the Company since June 2016, brings extensive public company accounting experience in addition to his knowledge of the Company to the Board of Directors. Since June 2016, Mr. Binney has served as Deputy Chief Executive Officer (Finance Accounting & Company Secretarial) of Grande. He is a Fellow Member of the Institute of Chartered Accountants in England and Wales, a Fellow Member of the Association of Certified Public Accountants and a Fellow Member of the Hong Kong Institute of Certified Public Accountants. From 2010 to March 2016, Mr. Binney served as an Executive Director and Chief Financial Officer of the Vinarco International Group of Companies, an upstream supplier to the oil and gas industry in the Asia-Pacific region. Mr. Binney previously served as a non-executive director of Grande from 2009 to 2010, and as an Executive Director of Grande from 2001 to 2009. He also was a member of the Board of Directors of Lafe Corporation Limited, a company listed on the Singapore Exchange, as a non-executive director from 2009 to 2010 and as Executive Director from 2001 until 2009. Mr. Binney was a member of the Board of Directors of Emerson Radio Corp. from 2005 to 2008. Previous to the above appointments, Mr. Binney worked for over 10 years at major international accounting firms including KPMG and PricewaterhouseCoopers.

Based on Mr. Binney’s experience in management, accounting and public company reporting, the Board believes that he is well qualified to serve as a director of the Company.

Kareem E. Sethi (1)	39	2007

Kareem E. Sethi has been a director since December 2007. Mr. Sethi has served as Managing Director of Streetwise Capital Partners, Inc. since 2003. From 1999 until 2003, Mr. Sethi was Manager, Business Recovery Services for PricewaterhouseCoopers LLP.

Based on Mr. Sethi’s experience in accounting, corporate finance and portfolio management, the Board believes that he is well qualified to serve as a director of the Company.

Kin Yuen (1)	61	2016

Mr. Yuen, a director of the Company since June 2016, brings extensive experience in corporate finance, financial planning, public company reporting and management to the Board of Directors. Since April 2016, Mr. Yuen has served as an independent non-executive director of Lafe Corporation Limited, a company listed on the Singapore Exchange engaged in real property development. Since 2004, Mr. Yuen has also served as an independent non-executive director of Huayi Tencent Entertainment Co. Ltd., a company listed on the Stock Exchange of Hong Kong Limited and engaged in the provision of online and offline healthcare and wellness services. From 2009 to 2014, Mr. Yuen was the Chief Financial Officer and an Executive Director of Varitronix International Ltd., a Hong Kong-listed company and manufacturer of LCD and related products. Mr. Yuen holds a Master of Business Administration degree from the University of Toronto, Canada. He is a Chartered Professional Accountant in Canada and he is a fellow member of the Hong Kong Institute of Certified Public Accountants, and of the Association of Chartered Certified Accountants.

Based on Mr. Yuen’s experience in corporate finance, financial planning, public company reporting and management, the Board of Directors believes that he is well qualified to serve as a director of the Company.

(1)	Member of the Audit Committee

Family Relationships

There are no family relationships among the nominees for director, the officers and key employees of the Company.

Involvement in Certain Legal Proceedings

On March 25, 2013, The Stock Exchange of Hong Kong Limited (“HKEX”) published a news release announcing the censure of Grande and certain of its then-existing and former directors, including Messrs. Ho and Binney, by the Listing Appeals Committee of the HKEX. The censure was related to Grande’s breach of certain disclosure obligations pursuant to Rule 13.09(1) of the HKEX listing rules in 2007-2008 regarding Grande’s 2007 financial performance and the directors for their breach of the director’s undertaking under the HKEX listing rules to use best endeavors to procure Grande’s compliance with Rule 13.09(1). The HKEX required Mr. Ho to undergo training on listing rules compliance, which training requirement Mr. Ho completed in June 2013. Mr. Binney was also directed to attend training on listing rules compliance as a prerequisite to any future appointment as a director of an HKEX-listed company, which training requirement Mr. Binney completed in September 2016.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of Emerson common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of October 24, 2016, the beneficial ownership of (i) each current director and director nominee; (ii) each of the Company’s named executive officers; (iii) the Company’s current directors and executive officers as a group; and (iv) each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of common stock. Common stock beneficially owned and percentage ownership as of October 24, 2016 was based on 27,129,832 shares outstanding. Except as otherwise noted, the address of each of the following beneficial owners is c/o Emerson Radio Corp., 3 University Plaza, Suite 405, Hackensack, New Jersey 07601.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Christopher Ho	15,243,283	(2)	56.2%
Duncan Hon	0		0%
Michael Binney	0		0%
Kareem E. Sethi	0		0%
Kin Yuen	0		0%
Andrew L. Davis	0		0%
All Directors and Executive Officers as a Group (6 persons)	15,243,283		56.2%
S&T International Distribution Limited	15,243,283	(2)	56.2%

(1)	Based on 27,129,832 shares of common stock outstanding as of October 24, 2016. Except as otherwise indicated and based upon the Company’s review of information as filed with the SEC, the Company believes that the beneficial owners of the securities listed have sole or shared investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Based, in part, upon disclosures filed on a Schedule 13D/A on September 15, 2016, by S&T International Distribution Limited (“S&T”) and on a Schedule 13D on September 15, 2016, by Accolade (PTC) Inc. (“Accolade”), these shares are owned directly by S&T, which is a wholly owned subsidiary of Grande N.A.K.S. Ltd. (“N.A.K.S.”), which is a wholly owned subsidiary of Grande. As the owners of approximately 73.65% in the aggregate of Grande, Sino Bright Enterprises Co., Ltd. (“Sino Bright”), Grosvenor Fair Limited (“Grosvenor”), Barrican Investments Corporation (“Barrican”), McVitie Capital Limited (“McVitie”), The Ho Family Trust Limited (“THFTL”) and, as the sole parent of Barrican, Airwave Capital Limited (“Airwave”) share the indirect power to vote and dispose of these shares held for the account of S&T. McVitie is a wholly owned subsidiary of Barrican, which is a wholly owned subsidiary of Airwave. Sino Bright, Grosvenor and Airwave are wholly owned subsidiaries of THFTL. As the sole parent of THFTL, the Ho Family Trust has the indirect power to vote and dispose of these shares held for the account of S&T. As the trustee of the Ho Family Trust, Accolade has the indirect power to vote and dispose of these shares held for the account of S&T. The address of Grande and its affiliates is 11th Floor, The Grande Building, 398 Kwun Tong Road, Kowloon, Hong Kong. Mr. Ho is a discretionary beneficiary of the Ho Family Trust, Chief Executive Officer of THFTL and the Chairman of the Board of Emerson and may be deemed to share power to direct the voting and disposition of these shares held for the account of S&T and may accordingly be deemed to be a beneficial owner of such shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, officers, and stockholders who beneficially own more than 10% of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to the Company’s equity securities with the SEC and the NYSE MKT. All reporting persons are required to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a) of the Exchange Act.

Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, and Forms 5, along with amendments thereto, all parties subject to the reporting requirements of Section 16(a) timely filed all such required reports during and with respect to Fiscal 2016.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Committees

The Company’s Board of Directors presently consists of five directors. The Board of Directors has determined that two of the director nominees, Messrs. Sethi and Yuen, meet the definition of independence as established by the NYSE MKT listing standards and applicable SEC rules.

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors meets periodically during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board of Director approval. The Board of Directors held seventeen formal meetings during the Company’s fiscal year ended March 31, 2016 (“Fiscal 2016”), and also acted by unanimous written consent. During Fiscal 2016, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, that were held during the period in which such director served during Fiscal 2016. The Company encourages, but does not require, members of the Board of Directors to attend annual meetings of stockholders. None of the Company’s directors who were nominated for re-election attended the Company’s annual meeting of stockholders held on March 30, 2016.

The Board of Directors presently has one standing committee, the Audit Committee, which is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10A-3 thereunder. In addition, in March 2013, the Company formed an ad hoc Special Committee consisting solely of independent directors to evaluate possible strategic alternatives intended to enhance stockholder value. The Special Committee currently consists of Messrs. Sethi and Yuen.

Controlled Company. The Company does not maintain a nominating committee or a compensation committee. So long as Grande beneficially holds more than 50% of the outstanding common stock of Emerson, Emerson is a “controlled company” as defined in Section 801(a) of the NYSE MKT Company Guide (the “Company Guide”). Accordingly, the Company relies on exemptions from certain corporate governance requirements to have (i) a majority of independent directors, (ii) a nominating and corporate governance committee composed entirely of independent directors or (iii) a compensation committee composed entirely of independent directors. The full Board of Directors, among other things, (i) identifies individuals qualified to become members of the Board of Directors and selects director nominees for election at the next Annual Meeting of Stockholders, (ii) reviews and monitors matters related to management development and succession, (iii) develops and implements executive compensation policies and pay for performance criteria, and (iv) reviews and approves salaries, bonuses and incentive awards.

Audit Committee. The Company’s Audit Committee currently consists of Mr. Sethi (Chairman) and Mr. Yuen, each of whom the Board of Directors has determined meets the definition of independence as established by the NYSE MKT listing rules and SEC rules. Mr. Sethi is currently the Chairman of the Audit Committee and the “audit committee financial expert.” Pursuant to Section 803(B)(2)(c) of the Company Guide, as a smaller reporting company the Company is required to have an audit committee of at least two independent members, as defined by the listing standards of the NYSE MKT.

The Audit Committee is empowered by the Board of Directors, among other things, to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system; (ii) review and appraise the audit efforts of the Company’s independent auditors; (iii) assume direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors and for the resolution of disputes between the independent auditors and the Company’s management regarding financial reporting issues; and (iv) provide the opportunity for direct communication among the independent auditors, financial and senior management and the Board of Directors. During Fiscal 2016, the Audit Committee performed its duties under a written charter approved by the Board of Directors and formally met four times. A copy of the Company’s Audit Committee Charter is posted on the Company’s website: www.emersonradio.com on the Investor Relations page.

Report of the Audit Committee

This report shall not be deemed “soliciting material” or incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.

The Audit Committee has (i) reviewed and discussed the Company’s audited consolidated financial statements for the year ended March 31, 2016 with the Company’s management and with the Company’s independent registered public accountants, MSPC; (ii) discussed with the Company’s independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (iii) received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence.

The Audit Committee also considered whether the provision to the relevant entity by the independent registered public accountants of non-audit services was compatible with maintaining the independence of the independent registered public accountants.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 for filing with the SEC.

Members of the Audit Committee

Kareem E. Sethi (Chairman)

Kin Yuen

Procedures for Considering Nominations Made by Stockholders. Nominations for election to the Board of Directors may be made by the Company’s Board of Directors or by any stockholder of any outstanding class of the Company’s capital stock entitled to vote for the election of directors. The following procedures shall be utilized in considering any candidate for election to the Board of Directors at an annual meeting, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. Stockholder proposals for director nominations must be delivered to the Company’s Secretary at its corporate headquarters not less than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is moved by more than thirty (30) days from the date of the previous year’s annual meeting, notice to be timely must be so delivered a reasonable time before the company begins to print and send its proxy materials for such annual meeting. In addition, pursuant to the Company’s bylaws, stockholders who wish to nominate a person for election as a director at the annual meeting must deliver written notice to the President or Chairman of the Board of the Company at its corporate headquarters not less than twenty (20) days prior to the annual meeting; provided, however, that if the Company furnishes less than thirty (30) days’ notice of any meeting, such notification must be deliver not later than ten (10) days following the date on which the Company provided such notice, but in no event less than five (5) days prior to such annual meeting. Any such written notice must be directed to the attention of the Company’s President or the Chairman of the Board at the Company’s corporate headquarters and must comply with the applicable provisions of the Company’s bylaws, as amended. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. A nomination notice must set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Company’s Board of Directors to determine whether the candidate satisfies the minimum criteria and any additional criteria established by the Company’s Board of Directors.

Qualifications. The Company’s Board of Directors has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee (i) must satisfy any legal requirements applicable to members of the Board of Directors; (ii) must have business, professional or other experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations; and (iii) must have knowledge of the types of responsibilities expected of members of the board of directors of a public company.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders, members of the Company’s management and members of the Company’s Board of Directors. The Company’s Board of Directors has a policy that there will be no differences in the manner in which its Board of Directors evaluates nominees recommended by stockholders and nominees recommended by it or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include a review of the information provided to the Board of Directors by the proponent and a review of such other information as the Board of Directors shall determine to be relevant.

Diversity Considerations in Director Nominations

The Company does not have a formal diversity policy. The Company believes its Board of Directors represents a collection of individuals with a variety of complementary skills which, as a group, possess the appropriate skills and experience to oversee the Company’s business. The Board of Directors considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Company’s Board of Directors.

Board Leadership Structure

The Company does not have a formal policy regarding whether the roles of the Chairman of the Board and Chief Executive Officer should be combined or separated. The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board of Directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which the Company operates, the right board leadership structure may vary as circumstances warrant. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate. Currently Mr. Ho serves as the Chairman of the Board and Mr. Hon serves as the Chief Executive Officer.

Role in Risk Oversight

Although the Company’s management is responsible for implementing systems and processes to identify and manage risks, the Company’s Board of Directors has oversight responsibility for the Company’s risk management processes. In carrying out its oversight responsibility, the Board of Directors has delegated to individual committees certain elements of its risk oversight function. This oversight is administered primarily through the following:

•	The Board of Directors’ review and approval of the Company’s annual budget (prepared and presented to the Board of Directors by the management team), including discussion of the opportunities and challenges facing its business;

•	The Audit Committee’s oversight of the Company’s internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of the Company’s internal controls and financial reporting; and

•	The Board of Directors’ review of executive officer compensation and its relationship to the Company’s business plans.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual at c/o Emerson Radio Corp., 3 University Plaza, Suite 405, Hackensack, New Jersey 07601. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Codes of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. This Code of Ethics was established with the intention of focusing Senior Financial Officers on areas of ethical risk, providing guidance to help them recognize and deal with ethical issues, providing mechanisms to report unethical conduct, fostering a culture of honesty and accountability, deterring wrongdoing and promoting fair and accurate disclosure and financial reporting.

The Company has also adopted a Code of Conduct for Officers, Directors and Employees of Emerson Radio Corp. and Its Subsidiaries (“Code of Conduct”). We prepared this Code of Conduct to help all officers, directors and employees understand and comply with the Company’s policies and procedures. Overall, the purpose of the Company’s Code of Conduct is to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of code violations to an appropriate person or persons identified in the Code of Conduct; and (v) accountability for adherence to the Code of Conduct.

The Code of Ethics and the Code of Conduct are posted on the Company’s website: www.emersonradio.com on the Investor Relations page. If the Company makes any substantive amendments to, or grants any waiver (including any implicit waiver) from a provision of the Code of Ethics or the Code of Conduct, and that relates to any element of the Code of Ethics definition enumerated in Item 406 (b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the executive officers of Emerson as of October 26, 2016:

Name	Age	Position	Year Became Officer
Duncan Hon	55	Chief Executive Officer and Director	2009
Andrew L. Davis	49	Executive Vice President and Chief Financial Officer	2010

Duncan Hon has served as the Company’s Chief Executive Officer since August 2011 and a director of the Company since February 2009. Until his appointment as the Company’s Chief Executive Officer, Mr. Hon served as the Company’s Deputy Chief Executive Officer since November 2009. Since June 2016, Mr. Hon has also served as the Company’s Secretary. See Mr. Hon’s biographical information above.

Andrew L. Davis has served as the Company’s Executive Vice President and Chief Financial Officer since September 2010 and served as Secretary of the Company from 2007 to June 2016. Previously, from August 2007 to September 2010, Mr. Davis served as Vice President, Finance and Corporate Controller of the Company. Prior to joining the Company, Mr. Davis held various executive and managerial positions in accounting and finance with several companies, most recently CA, Inc., and prior to that, ce Global Sourcing AG. Mr.  Davis is a C.P.A., holds a B.B.A. in Accounting from Iowa State University and an M.B.A. from the University of Connecticut.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2016

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to the Company and its subsidiaries for Fiscal 2016 and for the fiscal year ended March 31, 2015 (“Fiscal 2015”) which was awarded to, earned by or paid to the Company’s named executive officers during Fiscal 2016.

Name and Principal Position	Fiscal Year	Salary($)	Bonus($) (1)	All Other Compensation ($)		Total ($)
Duncan Hon	2016	$475,000	—	—		$475,000
Chief Executive Officer	2015	$475,000	—	—		$475,000
Andrew L. Davis	2016	$333,506	$125,065	$23,953	(2)	$482,524
Chief Financial Officer	2015	$321,595	$41,688	$21,457	(2)(3)	$384,740

(1)	Represents bonus paid during the fiscal year.
(2)	Represents the incremental cost to the Company of all personnel benefits, including match for its 401(K) plan, provided to the Company’s named executive officers. Such personnel benefits are available to all employees of the Company in accordance with the Company’s standard employment practices.
(3)	The amount reported for Fiscal 2015 revises the amount previously disclosed in the Summary Compensation Table contained in Amendment No. 1 on Form 10-K/A, filed on July 29, 2015, to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

Employment Agreements

During Fiscal 2016, the Company had employment agreements with certain of its named executive officers, each of which is described below.

Duncan Hon. Duncan Hon, the Company’s Chief Executive Officer, entered into an employment agreement, effective April 1, 2011, with a wholly-owned, indirect subsidiary of the Company. Such agreement replaced his prior terminated agreements with the Company and sets forth the terms and conditions pursuant to which Mr. Hon would serve as the Company’s Deputy Chief Executive Officer and, subsequently, as Chief Executive Officer. The agreement provides for an annual base salary of 2,925,000 Hong Kong Dollars (“HKD”) and an annual discretionary bonus payable at any time as recommended by the Board. The contract extends until the earlier of the retirement of Mr. Hon on the first day of the following month immediately after his 60th birthday, or the termination of the agreement by either the Company or Mr. Hon upon the delivery from one to the other of one month prior written notice. In November 2011, the Board approved an increase to Mr. Hon’s base annual salary to $475,000 effective August 31, 2011.

Andrew L. Davis. Andrew L. Davis, the Company’s Executive Vice President and Chief Financial Officer, entered into an employment agreement with the Company on August 1, 2007, which provided that Mr. Davis shall serve as the Company’s Vice President Finance and Corporate Controller. The employment agreement was further amended on March 5, 2015. The agreement, as amended, provides for, among other things, (i) an increase in Mr. Davis’s annual base salary from $317,625.00 to $333,506.25; (ii) a retention bonus in the aggregate amount of $166,753.00 (less applicable withholdings and deductions), which shall be payable in three (3) installments as follows: (a) $41,688.25 (less applicable withholdings and deductions) on March 31, 2015; (b) $41,688.25 (less applicable withholdings and deductions) on June 30, 2015; and (c) $83,376.50 (less applicable withholdings and deductions) on August 31, 2015, subject, in each case, to Mr. Davis’s continued employment on the applicable payment date, Mr. Davis having been terminated other than for cause or due to death or disability prior to the applicable payment date or Mr. Davis having resigned for good reason prior to the applicable payment date and (iii) in the event of a termination of his employment other than for cause or due to death or disability or a resignation for good reason, continuation of his base salary, at the rate then in effect, for a period of six months, payable in accordance with the Company’s customary payroll practices and procedures, subject to a customary release agreement.

Under Mr. Davis’s employment agreement, as amended, the terms below are generally defined as follows:

“cause” means Mr. Davis’s (i) material default or other material breach of his obligations under the agreement, subject to notice requirements and cure periods as set forth in the agreement; (ii) willful failure to perform material duties under the agreement that are reasonably assigned to him by the Company, subject to notice requirements and cure periods as set forth in the agreement; (iii) gross negligence or willful misconduct in the performance of his duties under the agreement, subject to notice requirements and cure periods as set forth in the agreement; or (iv) dishonesty, insubordination, or other willful act detrimental to the Company or its good will or damaging to its relationships with its customers, investors, suppliers, or employees, including, without limitation, (A) use of alcohol or illegal drugs such as to interfere with the performance of his obligations under the agreement , (B) conviction of or plea of guilty or no contest to a felony or any crime involving moral turpitude, dishonesty, or theft, and (C) material failure to comply with applicable laws or governmental regulations with respect to Company operations or the performance of his duties; provided however that no act or failure to act, on the part of Mr. Davis, shall constitute “cause” unless it is done, or omitted to be done, by Mr. Davis in bad faith or without Mr. Davis’s reasonable belief that his action or omission was (i) in the best interest of the Company, (ii) necessary to preserve the Company’s or Mr. Davis’s own reputation and/or (iii) required to comply with applicable laws, rule or regulations; and

“good reason” means that Mr. Davis has complied with the appropriate notice procedures following the occurrence of any of the following without the executive’s prior written consent: (i) a reduction in Mr. Davis’s base salary; (ii) a material diminution in Mr. Davis’s position (other than temporarily due to illness or injury or as required by applicable law); (iii) a material breach of the Company’s payment obligations to Mr. Davis; or (iv) Mr. Davis is directed by the Company to engage in conduct that he reasonably believes is unlawful, unethical or immoral; provided, that, in each case, the Company has failed to cure such occurrence within 30 days after receipt of the appropriate notice from Mr. Davis.

Outstanding Equity Awards at Fiscal Year-End

None of the Company’s named executive officers held any outstanding equity awards at March 31, 2016.

Compensation of Directors

During Fiscal 2016, the Company’s directors who were not employees (“Outside Directors”) were compensated for serving on the Board and on its various committees during the period. The Company does not compensate directors who are employees of the Company for their services as directors.

Outside Directors are each paid an annual director’s fee of $50,000. The Outside Director serving as the Chairman of the Board receives an additional annual fee of $20,000. Each Outside Director serving on the audit committee of the Board receives an additional fee of $15,000 per annum with no additional fee for serving as chairman of the audit committee. During Fiscal 2016, the Outside Director serving as the Chairman of the special committee received an additional fee of $20,000 per month with the exception of November 2015, December 2015 and January 2016, during which the Chairman of the special committee received an additional fee of $12,500 per month. During Fiscal 2016, each Outside Director serving on the special committee of the Board received an additional fee of $12,500 per month. In June 2016, the fee structure for the special committee was changed such that each Outside Director serving on the special committee of the Board receives an additional fee of $5,000 per month with no additional fee for serving as chairman of the special committee. The Company does not pay any additional fees for attendance at meetings of the Board or the committees. Audit committee fees are paid in four equal quarterly installments per annum and special committee fees are paid in monthly installments. Audit committee and special committee fees are pro-rated in situations where an Outside Director serves less than a full one year or periodic term.

Additionally, the Company’s directors are reimbursed their expenses for attendance at meetings.

The following table provides certain information with respect to the compensation earned or paid to the Company’s Outside Directors during Fiscal 2016.

Director Compensation for Fiscal 2016

Name	Fees Earned or Paid in Cash($)	Total($)
John Howard Batchelor(1)	$70,000	$70,000
Lionel Choong(2)	$146,500	$146,500
Greg Hunt(3)	$127,500	$127,500
Mark Manski(4)	$267,500	$267,500
Kareem E. Sethi	$127,500	$127,500
Terence A. Snellings(5)	$215,000	$215,000

(1)	Mr. Batchelor, who served as the Chairman of the Board, resigned from the Board effective May 29, 2016.

(2)	Mr. Choong, who served as the Vice Chairman of the Board, resigned from the Board effective June 5, 2016.

(3)	Mr. Hunt, who served as a director and as a member of the Audit Committee, resigned from the Board effective June 2, 2016.

(4)	Mr. Manski, who served as a director and as the Chairman of the Special Committee, resigned from the Board effective May 31, 2016.

(5)	Mr. Snellings, who served as a director and as a member of the Audit Committee and the Special Committee, resigned from the Board effective June 5, 2016.

Equity Compensation Plan Information

The Company did not have any equity compensation plans in existence as of March 31, 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, Emerson engages in business transactions with its controlling stockholder, The Grande Holdings Limited (“Grande”), and one or more of Grande’s direct and indirect subsidiaries. Set forth below is a summary of such transactions.

Controlling Stockholder

S&T International Distribution Limited (“S&T”), which is a wholly owned subsidiary of Grande N.A.K.S. Ltd., which is a wholly owned subsidiary of Grande, collectively have the shared power to vote and direct the disposition of 15,243,283 shares, or approximately 56.2%, of the Company’s outstanding common stock. Accordingly, the Company is a “controlled company” as defined in Section 801(a) of the NYSE MKT Company Guide.

Related Party Transactions

Dividend-Related Issues with S&T

On March 2, 2010, the Board declared an extraordinary dividend of $1.10 per common share which was paid on March 24, 2010. In connection with the Company’s determination as to the taxability of the dividend, the Board relied upon information and research provided to it by the Company’s tax advisors and, in reliance on the “stock-for-debt” exception in the Internal Revenue Code Sections 108(e)(8) and (e)(10), concluded that 4.9% of such dividend paid was taxable to the recipients.

In August 2012, the Company received a Form 886-A from the IRS which challenges the Company’s conclusions and determined that the Company did not qualify for the above-referenced exception. Accordingly, the IRS concluded that 100% of the dividend paid was taxable to the recipients. The Company defended its position and calculations and contested the position asserted by the IRS. The Company prepared and, on October 25, 2012, delivered its rebuttal to the IRS contesting the IRS determination. There can be no assurance that the Company will be successful in defending its position (for a discussion of whether the relevant period of assessment has expired, see below).

In the event that the Company is not successful in establishing with the IRS that the Company’s calculations were correct, then the stockholders who received the dividend likely will be subject to and liable for an assessment of additional taxes due. Moreover, the Company may be contingently liable for taxes due by certain of its stockholders resulting from the dividend paid by the Company.

Initially, the Company withheld from the dividend paid to foreign stockholders an amount equal to the tax liability associated with such dividend. On April 7, 2010, upon a request made to the Company by its foreign controlling stockholder, S&T, the Company entered into an agreement with S&T (the “Agreement”), whereby the Company returned to S&T on April 7, 2010 that portion of the funds withheld for taxes from the dividend paid on March 24, 2010 to S&T, which the Company believed was not subject to U.S. tax based on the Company’s good-faith estimate of its accumulated earnings and profits at that time. The Agreement includes provisions pursuant to which S&T agreed to indemnify the Company for any liability imposed on it as a result of the Company’s agreement not to withhold such funds for S&T’s possible tax liability and a pledge of stock as collateral. The Company continues to assert that such dividend is largely not subject to U.S. tax based on the Company’s good-faith estimate of its accumulated earnings and profits. In addition, the Company also continues to assert that this transaction results in an off-balance sheet arrangement and a possible contingent tax liability of the Company, which, if recognized, would be offset by the calling by the Company on S&T of the indemnification provisions of the Agreement.

In February 2011, upon the request of S&T to the Company, the Company and S&T agreed that the collateral pledged as a part of the Agreement would no longer be required and such collateral was returned by the Company to S&T in March 2011 and the Agreement was amended and restated to remove the collateral requirement but retain the indemnification provisions. The Agreement, as amended (the “Amended Agreement”), remains in effect as of today.

In September 2014, the Company, with S&T’s consent, withheld $0.5 million in cash, to be pledged as collateral against the Amended Agreement, from the dividend paid to S&T on September 30, 2014 along with such dividend paid on that date to all common stockholders. The Company held, as of March 31, 2016, $0.5 million in cash collateral from S&T against the Amended Agreement. In the event that (i) the Company is not successful in establishing with the IRS that the Company’s calculations were correct and (ii) S&T is unable or unwilling to pay the additional taxes due or indemnify the Company under the terms of the Amended Agreement, the Company may be liable to pay such additional taxes, which, together with penalties and interest, are currently estimated by the Company to be approximately $5.0 million as of March 31, 2016 (the “Potential Tax Exposure Related to the March 2010 Dividend”), $0.5 million of which was collateralized in cash held by the Company as of March 31, 2016 as described above and which was classified by the Company as restricted cash on its balance sheet. Any such liability, should it be required to be recognized by the Company, would likely have a material adverse effect on the Company’s results of operations in the period recognized.

As of March 31, 2016, the Company believes that it is more likely than not that the assessment period for the Company for tax under section 1461 of the Internal Revenue Code in connection with the withholding tax requirements pertaining to the March 2, 2010 dividend has expired, such that if the IRS were to attempt to assess tax, the assessment would be time-barred. Thusly, as of March 31, 2016, the Company believes that it is more likely than not that it will not be liable for the Potential Tax Exposure Related to the March 2010 Dividend.

In April 2016, the Company, upon a request made by S&T, considered and agreed that the collateral pledged as a part of the Agreement would no longer be required and that such collateral would be returned by the Company to S&T, net of the $79,000 in expenses incurred by the Company in defending the IRS challenge with respect to the March 2, 2010 dividend. Thusly, on April 29, 2016, the Company paid $421,000 to S&T to effectuate the release of the collateral net of the aforementioned expenses incurred by the Company.

Indemnification of Officers and Directors

The Company enters into indemnification agreements with each of its directors and officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and officers.

Review and Approval of Transactions with Related Parties

It is the policy of the Company that any proposed transaction between the Company and related parties, as defined by the Financial Accounting Standard Board’s Accounting Standards Codification Topic 850 (ASC 850) (“RPT Transactions”), with no minimum dollar amount threshold, must be presented to all, and approved by a majority of, those directors of the Company who are independent within the meaning of NYSE MKT Company Guide § 803(A)(2), as may be amended from time to time. In reviewing and approving proposed transactions between the Company and related parties, the independent directors are to determine whether the proposed transaction is entirely fair to the Company and in the Company’s best interest. For purposes of the policy, related parties are as defined within ASC 850, generally, but not limited, meaning (i) an officer or director of the Company or the member of the immediate family of any of them or (ii) any other corporation, partnership, association, limited liability company, limited liability partnership, trust or other entity or organization in which one or more of the Company’s officers or directors are (a) directors, officers, trustees or other fiduciaries or (b) have a financial interest.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF

MSPC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF EMERSON

FOR THE FISCAL YEAR ENDING MARCH 31, 2017

The Audit Committee has appointed MSPC as the Company’s independent registered public accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2017, and has further directed that management submit the selection of independent registered public accountants for ratification by the Company’s stockholders at the annual meeting. Stockholder ratification of the selection of MSPC is not required by our by-laws or otherwise. However, the Company is submitting the selection of MSPC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSPC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of Emerson and its stockholders.

Representatives of the firm of MSPC are expected to be present at the Company’s annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent registered public accountants, MSPC, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

•	Audit Fees. Audit fees billed to the Company by MSPC for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews by MSPC of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the fiscal years ended March 31, 2016 and 2015 totaled approximately $157,500 and $175,000, respectively.

•	Audit-Related Fees. The Company was billed approximately $45,000 and $55,000 by MSPC for the fiscal years ended March 31, 2016 and 2015, respectively, for audit procedures which it performed in connection with an audit of the Company’s majority stockholder’s consolidated financial statement for its fiscal years ended December 31, 2015 and 2014.

•	Tax Fees. The Company was not billed by MSPC for tax services for the fiscal years ended March 31, 2016 or 2015, respectively.

•	All Other Fees. The Company was not billed by MSPC for the fiscal years ended March 31, 2016 and 2015, respectively, for any permitted non-audit services.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s independent auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF

MSPC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF EMERSON FOR THE FISCAL YEAR ENDING MARCH 31, 2017.

PROPOSAL 3: ADVISORY VOTE TO APPROVE

FISCAL 2016 EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, and in accordance with the approval by our stockholders at the Company’s 2013 Annual Meeting of Stockholders to hold such vote once every three years, we are asking our stockholders to vote to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers in Fiscal 2016. This advisory vote, commonly known as a “say-on-pay” vote, gives our stockholders the opportunity to express their views on the Company’s executive compensation policies and programs and the compensation paid to our named executive officers in Fiscal 2016. Although this advisory vote is non-binding, our Board of Directors will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in Fiscal 2016. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

We are asking that our stockholders indicate their support of our executive compensation as described in this proxy statement. This vote is not intended to address specific items of compensation, but rather the overall compensation of our named executive officers and our executive compensation policies and procedures as described in this proxy statement. Stockholders who want to communicate with our Board of Directors should refer to “Stockholder Communications and Proposals” in this proxy statement for additional information.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as described in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2016 Summary Compensation Table and the other compensation related tables and disclosure.”

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required for the approval of the compensation of our named executive officers in Fiscal 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION

APPROVING OF THE COMPANY’S EXECUTIVE COMPENSATION

AS DESCRIBED IN THIS PROXY STATEMENT.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

The Company’s Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Company’s Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o Emerson Radio Corp., 3 University Plaza, Suite 405, Hackensack, New Jersey 07061. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Stockholder proposals to be presented at the Company’s Annual Meeting of Stockholders to be held in the fiscal year ended March 31, 2018 (“Fiscal 2018”), for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received by the Company at its offices located at 3 University Plaza, Suite 405, Hackensack, New Jersey 07601, addressed to the Secretary, on or before June 28, 2017. If, however, the date of the Company’s Annual Meeting of Stockholders for Fiscal 2018 is changed by more than thirty (30) days from the date of its annual meeting held during the fiscal year ended March 31, 2017 (“Fiscal 2017”), the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the Annual Meeting of Stockholders to be held in Fiscal 2018. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act. See “Election of Directors” for information on stockholder submissions of nominations for election to the Board of Directors.

Rule 14a-4 of the Exchange Act governs the Company’s use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s Annual Meeting of Stockholders for Fiscal 2018, if the Company is not provided notice of a stockholder proposal prior to September 11, 2017 the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The Company will pay the cost of soliciting proxies in the accompanying form. The Company’s officers, who will not be paid any additional compensation for such solicitation, may solicit proxies by mail, telephone, telegraph or fax. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. The Company filed an amendment to its Annual Report on Form 10-K in July 2016 in order to include certain information regarding our management, compensation and other matters. All of the information included in such amendment has been updated and is included in this proxy statement. A copy of the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended March 31, 2016, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Emerson Radio Corp., 3 University Plaza, Suite 405, Hackensack, New Jersey 07601 or on-line at the Company’s web site: www.emersonradio.com.

By Order of the Board of Directors,

/s/ Duncan Hon
DUNCAN HON Secretary

October 26, 2016

■

EMERSON RADIO CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 16, 2016

The undersigned hereby appoints Duncan Hon and Andrew L. Davis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Emerson Radio Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Emerson Radio Corp. to be held at the law offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, NY 10019, on Wednesday, November 16, 2016, at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on the reverse side.)

■	■

ANNUAL MEETING OF STOCKHOLDERS OF

EMERSON RADIO CORP.

November 16, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and 2016 Annual Report to Stockholders,

including the Annual Report of Emerson Radio Corp. on Form 10-K for the year ended March 31, 2016,

are available at http://www.astproxyportal.com/ast/02008

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED BELOW AND A VOTE “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. ☐ ☐ ☐	ELECTION OF DIRECTORS: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Christopher Ho O Duncan Hon O Michael Binney O Kareem E. Sethi O Kin Yuen

2.     To ratify the appointment of MSPC Certified Public Accountants and Advisors, a Professional Corporation as the independent registered public accountants of Emerson Radio Corp. for the fiscal year ending March 31, 2017.

					☐	☐	☐
					FOR	AGAINST	ABSTAIN
				3. To approve an advisory resolution on the fiscal 2016 compensation of the named executive officers of Emerson Radio Corp.	☐	☐	☐
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL EXCEPT” AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO WITHHOLD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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